SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           September 10, 2002
                                                --------------------------------



                              THE OHIO ART COMPANY
               (Exact name of registrant as specified in charter)



         Ohio                             001-07162              34-4319140
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(State of other jurisdiction            (Commission           (IRS Employer
   of incorporation)                    File Number)         Identification No.)



P.O. Box 111 Bryan, Ohio                                         43506
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(Address of principal executive offices)                      (Zip Code)



Registrant's telephone number, including area code    (419) 636-3141
                                                  ------------------------------





                                       N/A
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          (Former name or former address, if changed since last report)

Item 5.           OTHER EVENTS

         On August 1, 2002, the Registrant entered into a loan agreement with Sky Bank. A copy of the Open - End Mortgage between Strydell, Inc. and Sky Bank dated August 1, 2002 is attached as Exhibit 10 (e) to this Form 8-K and incorporated herein by reference. A copy of the Open - End Mortgage between The Ohio Art Company and Sky Bank dated August 1, 2002 is attached as Exhibit 10(f) to this Form 8-K and incorporated herein by reference.

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

            10(e) Open - End Mortgage between Strydell, Inc. and Sky Bank dated August 1, 2002.

            10(f) Open - End Mortgage between The Ohio Art Company and Sky Bank dated August 1, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 10, 2002

                                         THE OHIO ART COMPANY


                                         By: /s/ William C. Killgallon
                                            ------------------------------------
                                             William C. Killgallon
                                             Chairman of the Board and Principal
                                                    Executive Officer